                                                                               .
                                                                               .
                                                                               .
                                                                       Exhibit 4

                                                                                                    FILED
-------------------------------------------------------------------------------
          MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH                                         MAY 18, 2005
                  BUREAU OF COMMERCIAL SERVICES
-------------------------------------------------------------------------------
Date Received                     (FOR BUREAU USE ONLY)                                          Administrator
                                                                                         BUREAU OF COMMERCIAL SERVICES

-------------------
                      This document is effective on the
                      date filed, unless a subsequent
                      effective date within 90 days
                      after received date is stated in
                      the document.
--------------------------------------------------------
Name

  Cristin Reid English
--------------------------------------------------------
Address

  200 N. Washington Square
--------------------------------------------------------
City                       State            ZIP Code

  Lansing                   MI             48933-1384      EFFECTIVE DATE
-------------------------------------------------------------------------------
   Document will be returned to the name and address
    you enter above. If left blank document will be
           mailed to the registered office.


                              CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                 FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
                             (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations) or Act 162, Public Acts of 1982
(nonprofit corporations), the undersigned corporation executes the following Certificate:

-----------------------------------------------------------------------------------------------------------------------

1.  The present name of the corporation is:                                         Capitol Bancorp LTD.


                                                                             ------------------------------------
2.  The identification number assigned by the Bureau is:                                   246-688
                                                                             ------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

3.  Article III of the Articles of Incorporation is hereby amended to read as follows:

    The total authorized capital stock of the corporation shall consist of 50,000,000 shares of Common Stock, no par value per share.

-----------------------------------------------------------------------------------------------------------------------

BCS/CD-515 (Rev. 12/03)

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the ______________ day of _____________________, _________, in
     accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


                           Signed this________ day of _________________, _______



     -----------------------------------     -----------------------------------
                 (Signature)                             (Signature)


     -----------------------------------     -----------------------------------
            (Type or Print Name)                    (Type or Print Name)


     -----------------------------------     -----------------------------------
                 (Signature)                              (Signature)


     -----------------------------------     -----------------------------------
            (Type or Print Name)                    (Type or Print Name)



5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the 5th day of May, 2005, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

          [X] at a meeting the necessary votes were cast in favor of the amendment.

          [ ] by written consent of the shareholders or members having not less than the minimum numbers of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          [ ] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

          [ ]  by consents given by electronic transmission in accordance with
               Section 407(3) if a profit corporation.

          [ ]  by the board of a profit corporation pursuant to section 611(2).

  ---------------------------------------------------------------    ---------------------------------------------------------------
     Profit Corporations and Professional Service Corporations                             Nonprofit Corporations


     Signed this 9 day of May, 2005                                     Signed this ____ day of _____________, ______


     By  /s/ Cristin Reid English                                       By
       -------------------------------------------------------            -------------------------------------------------------
           (Signature of an authorized officer or agent)                            (Signature President, Vice-President,
                                                                                       Chairperson or Vice-Chairperson)


                     Cristin Reid English
       -------------------------------------------------------            -------------------------------------------------------
                     (Type or Print Name)                                                    (Type or Print Name)

  ---------------------------------------------------------------    ---------------------------------------------------------------